EXHIBIT 21

                     THE CIT GROUP, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT

                                December 31, 2000

                                                       Jurisdiction of
       Name of Subsidiary                              Incorporation
       ------------------                              ---------------

1143986 Ontario Limited ...............................   Ontario
1145820 Ontario Limited ...............................   Ontario
1181922 Ontario Inc. ..................................   Ontario
1244773 Ontario Limited ...............................   Ontario
1243029 Ontario Inc. ..................................   Ontario
1293908 Ontario Limited ...............................   Ontario
1302839 Ontario Limited ...............................   Ontario
1306437 Ontario Limited ...............................   Ontario
1306438 Ontario Limited ...............................   Ontario
1319209 Ontario Limited ...............................   Ontario
1328327 Ontario Limited ...............................   Ontario
1347395 Ontario Limited ...............................   Ontario
1355538 Ontario Limited ...............................   Ontario
1385224 Ontario Limited ...............................   Ontario
2630-3958 Quebec Inc. .................................   Quebec
2705 Parkhill Drive Inc. ..............................   Ontario
2705 Parkhill Drive Limited Partnership ...............   Ontario
3026192 Nova Scotia Company ...........................   Nova Scotia
544211 Alberta Ltd. ...................................   Alberta
555565 Alberta Ltd. ...................................   Alberta
555566 Alberta Ltd. ...................................   Alberta
650 Management Corp. ..................................   New Jersey
667825 Alberta Ltd. ...................................   Alberta
Adams Capital Limited .................................   Barbados
Agilent Financial Services, Inc. ......................   Delaware
Agilent Financial Services Limited ....................   U.K.
Agilent Financial Services Ltd. .......................   Ontario
Antigua Funding Corporation ...........................   Delaware
APS Land Developments Inc. ............................   Ontario
Arrendadora Capita Corporation de Mexico S.A. de C.V ..   Mexico
Asset Finance (Bermuda) Limited .......................   Bermuda
Assurers Exchange, Inc. ...............................   Delaware
AT&T Automotive Services, Inc. ........................   Delaware
AT&T Capital FSC, Inc. ................................   Barbados
ATMOR Holdings, Inc. ..................................   Delaware
ATMOR Properties Inc. .................................   Delaware
Baffin Shipping Co., Inc. .............................   Delaware
Banord Limited ........................................   England
Barrow Capital Limited ................................   Barbados
BDAC Investments, Inc. ................................   Delaware
Bering Shipping Co., Inc. .............................   Delaware
Boat Dealers Acceptance Company, L.L.C ................   Delaware
Bunga Bebaru, Ltd. ....................................   Bermuda
Business Technology Finance Limited ...................   U.K.
Capita Credit Consumer Finance Corporation ............   Delaware
Capita Corporation ....................................   Delaware

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                December 31, 2000

                                                       Jurisdiction of
       Name of Subsidiary                              Incorporation
       ------------------                              ---------------

Capita Colombia Holdings Corporation ..................   Delaware
Capita Corporation CIS, LLC ...........................   Russia
Capita Global Finance Corporation .....................   Delaware
Capita International L.L.C ............................   Delaware
Capita Premium Corporation ............................   Delaware
Capita Resources, Inc. ................................   Delaware
Capita Russia Holdings I Corp. ........................   Delaware
Capita Russia Holdings II Corp ........................   Delaware
Capita Servicios, S.A. de C.V .........................   Mexico
Canadian Income Partners I Limited Partnership ........   Alberta
Canadian Income Partners II Limited Partnership .......   Alberta
Canadian Income Partners III Limited Partnership ......   Alberta
Capital Syndication Corporation .......................   Delaware
Caribbean Shipping Co., Inc. ..........................   Delaware
CCG Capital Limited ...................................   Barbados
CCG International Finance Corporation .................   Ontario
CCG Ireland ...........................................   Ireland
CCG Limited ...........................................   P.E.I.
CCG Partners I Limited Partnership ....................   Ontario
CCG Trust Corporation .................................   Barbados
Chessman S.a.r.l ......................................   Luxembourg
CICL Caribbean International Capital Limited ..........   Barbados
CIEL Caribbean International Equipment Ltd. ...........   Barbados
CIEL International Finance Corporation ................   Ontario
CIEL Ltd. .............................................   P.E.I.
C.I.T. Brasil Arrendamento Mercantil S.A ..............   Brazil
C.I.T. Corporation (Maine) ............................   Maine
C.I.T. Corporation of the South, Inc. .................   Delaware
C.I.T. Financial Management Inc. ......................   Delaware
C.I.T. Foreign Sales Corporation One, Ltd. ............   Barbados
C.I.T. Leasing Corporation ............................   Delaware
C.I.T. Realty Corporation .............................   Delaware
CIT Aerospace, Inc. ...................................   Delaware
CIT Brisk Winds Aircraft Leasing, Limited .............   Ireland
CIT Capital Trust I ...................................   Delaware
CIT Cayman Blue Lagoon Leasing, Ltd. ..................   Cayman Islands
CIT Cayman Coconut Palm Leasing, Ltd. .................   Cayman Islands
CIT Cayman Sandy Keys Leasing, Ltd. ...................   Cayman Islands
CIT China 1, Inc. .....................................   Delaware
CIT China 2, Inc. .....................................   Delaware
CIT China 3, Inc. .....................................   Delaware
CIT China 4, Inc. .....................................   Delaware
CIT China 5, Inc. .....................................   Delaware
CIT China 6, Inc. .....................................   Delaware
CIT China 7, Inc. .....................................   Delaware
CIT Commercial Finance Corporation ....................   Delaware
CIT Communications Finance Corporation ................   Delaware
CIT Credit Group (Alberta) Inc. .......................   Alberta
CIT Credit Group Inc. .................................   Ontario

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                December 31, 2000

                                                       Jurisdiction of
       Name of Subsidiary                              Incorporation
       ------------------                              ---------------

CIT Emerald Isle Leasing, Limited .....................   Ireland
CIT Exchangeco Inc. ...................................   Nova Scotia
CIT Finance No. 1 (Ireland) Limited ...................   Ireland
CIT Finance No. 2 (Ireland) Limited ...................   Ireland
CIT Financial (Hong Kong) Limited .....................   Hong Kong
CIT Financial USA Inc. ................................   Delaware
CIT FSC Eight, Ltd. ...................................   Bermuda
CIT FSC Eighteen, Ltd. ................................   Bermuda
CIT FSC Eleven, Ltd. ..................................   Bermuda
CIT FSC Fifteen, Ltd. .................................   Bermuda
CIT FSC Five, Ltd. ....................................   Bermuda
CIT FSC Four, Ltd. ....................................   Bermuda
CIT FSC Fourteen, Ltd. ................................   Bermuda
CIT FSC Nine, Ltd. ....................................   Bermuda
CIT FSC Nineteen, Ltd. ................................   Bermuda
CIT FSC Seven, Ltd. ...................................   Bermuda
CIT FSC Six, Ltd. .....................................   Bermuda
CIT FSC Sixteen, Ltd. .................................   Bermuda
CIT FSC Ten, Ltd. .....................................   Bermuda
CIT FSC Thirty, Ltd. ..................................   Bermuda
CIT FSC Three,Ltd .....................................   Bermuda
CIT FSC Twelve, Ltd. ..................................   Bermuda
CIT FSC Twenty, Ltd. ..................................   Bermuda
CIT FSC Twenty-Eight, Ltd. ............................   Bermuda
CIT FSC Twenty-Five, Ltd. .............................   Bermuda
CIT FSC Twenty-Four, Ltd. .............................   Bermuda
CIT FSC Twenty-Nine, Ltd. .............................   Bermuda
CIT FSC Twenty-One, Ltd. ..............................   Bermuda
CIT FSC Twenty-Three, Ltd. ............................   Bermuda
CIT FSC Twenty-Two, Ltd. ..............................   Bermuda
CIT FSC Twenty-Seven, Ltd. ............................   Bermuda
CIT FSC Twenty-Six, Ltd. ..............................   Bermuda
CIT FSC Two, Ltd. .....................................   Bermuda
CIT Holdings (Barbados) SRL ...........................   Barbados
CIT Holdings BV .......................................   Netherlands
CIT Holdings (Ireland) Limited ........................   Ireland
CIT Holdings, LLC .....................................   Delaware
CIT Ireland Leasing Limited ...........................   Ireland
CIT Leasing (Bermuda) Ltd. ............................   Bermuda
CIT Leasing Two (Bermuda) Ltd. ........................   Bermuda
CIT Lending Services Corporation ......................   Delaware
CIT Luxembourg Cobblestone Leasing S.a.r.l ............   Luxembourg
CIT Malaysia One, Inc. ................................   Malaysia
CIT Millbury Inc. .....................................   Delaware
CIT OnLine Bank .......................................   Utah
CIT Remarco, Inc. .....................................   Delaware
CIT Small Business Lending Corporation ................   Delaware
CIT STS, Inc. .........................................   Nevada
CIT Technologies Corporation ..........................   Michigan

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                December 31, 2000
                                                       Jurisdiction of
       Name of Subsidiary                              Incorporation
       ------------------                              ---------------

CIT Technologies Inc. .................................   Ontario
CIT Technology Financing Services, Inc. ...............   Massachusetts
CIT Venture Leasing Fund, LLC .........................   Delaware
CMG Capital Limited ...................................   Barbados
CMG International Finance Corporation .................   Ontario
CMG Limited ...........................................   P.E.I.
Crestpointe Financial Corp. ...........................   Delaware
CSW Leasing, Inc. .....................................   Delaware
Cummins Capital Limited ...............................   Barbados
Danka Equipment Rentals Ltd. ..........................   U.K.
Dell Credit Company, L.L.C ............................   Delaware
Dell Financial Services (Australia) Pty Ltd. ..........   Australia
Dell Financial Services (New Zealand) Pty Ltd. ........   New Zealand
Dell Financial Services Canada Limited ................   Ontario
Dental Advantage ......................................   Delaware
Durham Capital Limited ................................   Barbados
EDCO Insurance Services, Inc. .........................   Delaware
Equipment Acceptance Corporation ......................   Delaware
Equipment Credit Services, Inc. .......................   Delaware
Equipment Dealers Credit Canada Inc. ..................   Ontario
Equipment Dealers Credit Company, L.L.C ...............   Delaware
ERF Finance Limited ...................................   U.K.
ERF Leasing Limited ...................................   U.K.
ERF Network Rentals Limited ...........................   U.K.
Erie Capital Limited ..................................   Barbados
Essex Capital Limited .................................   Barbados
FinanciaLinx Corporation ..............................   Ontario
Frontenac Capital Limited .............................   Barbados
Gardner Merchant Rentals Ltd. .........................   U.K.
GFSC Aircraft Acquisition Financing Corporation .......   Delaware
Global Vendor Services Colombia S.A ...................   Colombia
Graybar Financial Services, LLC .......................   Delaware
Grey Capital Limited ..................................   Barbados
Groupe Financier Laplante (1997) Inc. .................   Federal
Haliburton Capital Limited ............................   Barbados
Hamilton Leasing Limited ..............................   U.K.
Healthgroup Funding Ltd. ..............................   Ontario
Highland Equity Corporation [1020675 Ontario Ltd.] ....   Ontario
Highlands Insurance Company Limited ...................   Barbados
Heleas Capital Corporation ............................   Ontario
Hudson Shipping Co., Inc. .............................   Delaware
Hunter Leasing Limited ................................   Australia
Ironbridge Capital Limited ............................   Barbados
Iroquois Capital Limited ..............................   Barbados
Iroquois Limited ......................................   P.E.I.
Ittelson-Beaumont Fund ................................   New York
Jam Funding Corp. .....................................   Delaware
Joly Capital Limited ..................................   Barbados
Kanata Capital Limited ................................   Barbados

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                December 31, 2000

                                                       Jurisdiction of
       Name of Subsidiary                              Incorporation
       ------------------                              ---------------

Lonsfield Pty. Limited ................................   Australia
M.D.P. Services (Alta) Inc. ...........................   Alberta
M.D.P. Services Inc. ..................................   B.C.
MCC Capital Limited ...................................   Barbados
MCC International Finance Corporation .................   Ontario
MCC Limited ...........................................   P.E.I.
Meinhard-Commercial Corporation .......................   New York
MGM International Finance Corporation .................   Ontario
Midrange Solutions Group, Inc. ........................   Delaware
Midwest Properties Holding LLC ........................   Delaware
Millenium Leasing Company I, LLC ......................   Delaware
Misener Financial Corporation .........................   Ontario
Montana OL1 LLC .......................................   Delaware
Montana OP1 LLC .......................................   Delaware
Montana OPCM1A LLC ....................................   Delaware
Montana OPCM1B LLC ....................................   Delaware
Montana OL2 LLC .......................................   Delaware
Montana OP2 LLC .......................................   Delaware
Montana OPCM2A LLC ....................................   Delaware
Montana OPCM2B LLC ....................................   Delaware
NCT Capital Inc. ......................................   Delaware
NCT Capital Limited ...................................   U.K.
NCT Capital Pty Limited ...............................   Australia
NCT Financial Australia Limited .......................   Australia
NCT Funding Company, L.L.C ............................   Delaware
NCT Funding Pty Limited ...............................   Australia
NCT Funding Public Limited Company ....................   U.K.
NCU Railcar Holdings LLC ..............................   Delaware
Newcourt A.G. & Co OHG ................................   Germany
Newcourt Aerospace Finance, Inc. ......................   Delaware
Newcourt Asset Finance International ..................   Ireland
Newcourt Beteiligungs AG ..............................   Germany
Newcourt Capital (UK) of Canada Limited ...............   U.K.
Newcourt Capital Inc. .................................   Ontario
Newcourt Capital Pty Ltd. .............................   Australia
Newcourt Capital Securities, Inc. .....................   Delaware
Newcourt Capital Securities Limited ...................   England
Newcourt Capital USA Inc. .............................   Delaware
Newcourt Credit Group GmbH ............................   Germany
Newcourt Credit Group Pty Ltd. ........................   Australia
Newcourt Credit Group USA Inc. ........................   Delaware
Newcourt Credit Limited ...............................   U.K.
Newcourt Credit of Canada Services Limited ............   U.K.
Newcourt DCC Inc. .....................................   Delaware
Newcourt DFS Inc. .....................................   Delaware
Newcourt Equipment Receivables Corp. ..................   Delaware
Newcourt Finance (France) SNC .........................   France
Newcourt Financial (Australia) Limited ................   Australia
Newcourt Financial (Belgium) NV .......................   Belgium

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                December 31, 2000

                                                       Jurisdiction of
       Name of Subsidiary                              Incorporation
       ------------------                              ---------------

Newcourt Financial Beteiligungs AG ....................   Germany
Newcourt Financial CIS, LLC ...........................   Russia
Newcourt Financial (New Zealand) Limited ..............   New Zealand
Newcourt Financial (Singapore) Pte Ltd. ...............   Singapore
Newcourt Financial (Switzerland) AG ...................   Switzerland
Newcourt Financial (UK) of Canada Limited .............   U.K.
Newcourt Financial (Vendor Services) Limited ..........   U.K.
Newcourt Financial Holding B.V ........................   Netherlands
Newcourt Financial Ireland Limited ....................   Ireland
Newcourt Financial Italy S.p.A ........................   Italy
Newcourt Financial Leasing GmbH .......................   Austria
Newcourt Financial Limited ............................   U.K.
Newcourt Financial Ltd. of Puerto Rico ................   Delaware
Newcourt Financial Nederland B.V ......................   Netherlands
Newcourt Financial Polska Sp. zo.o ....................   Poland
Newcourt Financial Receivables Corp II ................   Delaware
Newcourt Financial Receivables Corp I .................   Delaware
Newcourt Funding Pty Limited ..........................   Australia
Newcourt Funding Services, L.L.C ......................   Delaware
Newcourt Funds Inc. ...................................   Ontario
Newcourt Healthcare Finance of Canada Limited .........   U.K.
Newcourt Holding Germany GmbH .........................   Germany
Newcourt Holdings (France) S.A ........................   France
Newcourt Holdings (Singapore) Limited .................   Ontario
Newcourt Holdings U.K. Limited ........................   U.K.
Newcourt Hungary Financial Servicing Limited ..........   Hungary
Newcourt Insurance Services, Inc. .....................   Delaware
Newcourt Insurance Services, Inc. of Alabama ..........   Alabama
Newcourt Insurance Services, Inc. of Kentucky .........   Kentucky
Newcourt Insurance Services, Inc. of Mississippi ......   Mississippi
Newcourt Insurance Services, Inc. of New Mexico .......   New Mexico
Newcourt International Inc. ...........................   Ontario
Newcourt Inventory Finance Corporation ................   Delaware
Newcourt Investments Inc. .............................   Ontario
Newcourt Investments of Canada (USA) Inc. .............   Delaware
Newcourt Leaseco Four Ltd. ............................   Ontario
Newcourt Leaseco Three Ltd. ...........................   Ontario
Newcourt Leasing Colombia S.A., CFC ...................   Colombia
Newcourt Leasing Limitada .............................   Chile
Newcourt Linc Receivables Corporation .................   Delaware
Newcourt Location France SAS ..........................   France
Newcourt NationaLease Inc. ............................   Ontario
Newcourt Premium Finance, Inc. ........................   Ohio
Newcourt Project Finance, L.L.C .......................   Delaware
Newcourt Rail Holdings Inc. ...........................   Delaware
Newcourt Rail, L.L.C ..................................   Delaware
Newcourt Receivables Corporation ......................   Delaware
Newcourt Receivables Corporation II ...................   Delaware
Newcourt Securities Inc. ..............................   Ontario

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                December 31, 2000

                                                       Jurisdiction of
       Name of Subsidiary                              Incorporation
       ------------------                              ---------------

Newcourt Services Barbados SRL ........................   Barbados
Newcourt Taiwan Company Limited .......................   Taiwan
Newcourt Transportation Finance of Canada Limited .....   U.K.
North American Exchange, Inc. .........................   Delaware
North Romeo Storage Corporation .......................   Delaware
Omni Financial Services of America, Inc. ..............   Delaware
Owner-Operator Finance Company ........................   Delaware
Pasadena Owner Participant L.P. .......................   Delaware
Picker Financial Group, L.L.C .........................   Delaware
Pol-Gart International Finance Corporation ............   Ontario
Professional Capital Inc. .............................   Ontario
Promed Leasing Inc. ...................................   Quebec
Rail Car Leasing Inc. .................................   Delaware
RDAC Investments, Inc. ................................   Delaware
Recreational Dealers Acceptance Company, L.L.C ........   Delaware
Ross Shipping Co., Inc. ...............................   Delaware
SCL Holding Company ...................................   Delaware
SHL Financial Services Ltd. ...........................   Ontario
Sharp Rentals Limited .................................   U.K.
Snap-On Credit LLC ....................................   Delaware
The Capita Corporation de Argentina SA ................   Argentina
The Capita Corporation de Brasil Ltda .................   Brazil
The Capita Corporation de Mexico S.A. de C.V ..........   Mexico
The Capita Corporation (Malaysia) Sdn Bhd .............   Malaysia
The Capita Corporation (Singapore) Pte Limited ........   Singapore
The Capita Credit Corporation .........................   Delaware
The Capita Leasing Corporation (BVI) Ltd. .............   British Virgin Islands
The CIT Financial Group Canada Ltd. ...................   Canada
The CIT GP Corporation ................................   Illinois
The CIT GP Corporation II .............................   Delaware
The CIT GP Corporation III ............................   Delaware
The CIT GP Corporation V ..............................   Delaware
The CIT Group Holdings, Inc. ..........................   Delaware
The CIT Group Securitization Corporation ..............   Delaware
The CIT Group Securitization Corporation II ...........   Delaware
The CIT Group Securitization Corporation III ..........   Delaware
The CIT Group Securitization Corporation IV ...........   Delaware
The CIT Group, Inc. ...................................   Delaware
The CIT Group, Inc. (NJ) ..............................   New Jersey
The CIT Group/Asset Management, Inc. ..................   Delaware
The CIT Group/BBC, Inc. ...............................   Delaware
The CIT Group/BC Securities Investment, Inc. ..........   New Jersey
The CIT Group/Business Credit, Inc. ...................   New York
The CIT Group/Capital Finance, Inc. ...................   Delaware
The CIT Group/Capital Transportation, Inc. ............   Delaware
The CIT Group/CmS Securities Investment, Inc. .........   New Jersey
The CIT Group/Commercial Services (Asia), Limited .....   Hong Kong
The CIT Group/Commercial Services, Inc. ...............   New York
The CIT Group/Commercial Services, Inc. (Ill.) ........   Delaware

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                December 31, 2000

                                                       Jurisdiction of
       Name of Subsidiary                              Incorporation
       ------------------                              ---------------

The CIT Group/Commercial Services, Inc. (VA) ..........   Delaware
The CIT Group/Consumer Finance, Inc. ..................   Delaware
The CIT Group/Consumer Finance, Inc.(NY) ..............   New York
The CIT Group/Consumer Finance, Inc.(TN) ..............   New Jersey
The CIT Group/Corporate Aviation, Inc. ................   Delaware
The CIT Group/CrF Securities Investment, Inc. .........   New Jersey
The CIT Group/El Paso Refinery, Inc. ..................   Delaware
The CIT Group/Equipment Financing, Inc. ...............   Delaware
The CIT Group/Equity Investments, Inc. ................   New Jersey
The CIT Group/Factoring One, Inc. .....................   New York
The CIT Group/FM Securities Investment, Inc. ..........   New Jersey
The CIT Group/LsC Securities Investment, Inc. .........   New Jersey
The CIT Group/Sales Financing, Inc. ...................   Delaware
The CIT Group/Securities Investment, Inc. .............   Delaware
The CIT Group/Venture Capital, Inc. ...................   New Jersey
The Equipment Insurance Company .......................   Vermont
Thermo Capital Company, LLC ...........................   Delaware
Thomas Credit Corporation .............................   Delaware
Thomas Credit Corporation Inc. ........................   Ontario
Torontosudden Limited .................................   England
TCC Funding Company, LLC ..............................   Delaware
Wajax Finance Ltd. ....................................   Ontario
Wajax Finance, Inc. ...................................   Delaware
Wellington Capital Corporation ........................   Barbados
Western Star Finance (Australia) Pty Ltd. .............   Australia
Western Star Finance Ltd. .............................   Ontario
Western Star Finance, Inc. ............................   Delaware
Western Star Insurance Services, Inc. .................   Delaware
William Iselin & Co., Inc. ............................   New York
Worrell Capital Limited ...............................   Barbados
YMAF Pty Ltd. .........................................   Australia
YMCF Inc. .............................................   Ontario